UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–March 31, 2008

Item 1: Reports to Shareholders

Vanguard® Equity Income Fund Semiannual Report

March 31, 2008

>	Vanguard Equity Income Fund returned –10.9% during the fiscal half-year, outperforming its benchmark index and the average return of competing funds.
>	The fund faced a market buffeted by concerns about the subprime mortgage crisis and a slowing U.S. economy.
>	The financials sector was especially hard-hit, but the fund’s holdings here performed well relative to those in the benchmark.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	26
Trustees Approve Advisory Arrangements	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Equity Income Fund
Investor Shares	VEIPX	–10.9%
Admiral™ Shares[1]	VEIRX	–10.8
FTSE High Dividend Yield Index		–12.1
Average Equity Income Fund[2]		–11.6

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$27.01	$22.41	$0.410	$1.358
Admiral Shares	56.62	46.96	0.890	2.846

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The investment environment during the past six months has been a tough one. Market uncertainty was ratcheted up by the expanding scope of the subprime mortgage crisis, which was aggravated by growing signs of an economic slowdown in the United States. The stock market stood at a record high after the start of the fiscal half-year and then began a volatile slide that ultimately produced a negative return by the end of the period.

Your fund performed relatively well during this difficult time, aided by the advisors’ decision to moderate exposure to the financials sector before the subprime crisis erupted. Vanguard Equity Income Fund returned –10.9% for Investor Shares, outperforming its benchmark and the average result of its peer funds, which returned –12.1% and –11.6%, respectively.

Equity Income Fund’s 30-day SEC yield stood at 3.34% for Investor Shares and 3.46% for Admiral Shares as of March 31.

Stocks of all sorts sank amid credit market concerns

The broad U.S. stock market declined –12.4% for the six months ended March 31 as investor sentiment turned bearish amid fears of a U.S. recession, the weakening U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the six months; nonetheless, each stock group posted a negative return.

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime mortgage-backed securities to other issues. Investors flocked to higher quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing some of the highest-quality municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board reduced its target for the federal funds rate aggressively. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75 percentage point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Market Barometer
			Total Returns
		Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI AC World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1 Annualized.

Deemphasizing key stocks helped fund’s performance

As the investment environment deteriorated during the fiscal half-year, Equity Income’s five-fiscal-year run of double-digit performance came to a halt. The fund’s Investor Shares returned –10.9% for the six months ended March 31, 2008. Its yardstick index returned –12.1%, and the average return of peer funds was –11.6% for the same period.

Every sector posted negative returns. The financials sector was particularly hard-hit because of continuing subprime mortgage-related concerns. The fund’s largest sector, financials, accounted for about half of the fund’s –10.9% return. However, as far back as September 2006, the advisors began positioning the portfolio in anticipation of potential problems in this segment, and these steps were primarily responsible for the fund’s besting its benchmarks, both for the sector and overall.

During the fiscal half-year, the fund had relatively modest exposure to some of the hardest-hit financial giants, such as Citigroup and Merrill Lynch & Co. The fund’s stake in Switzerland’s UBS, which has suffered from subprime mortgage-related investment losses, detracted from returns.

The fund’s financials holdings were the primary shaper of its results during the fiscal half-year. However, good selection among consumer discretionary stocks

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group

	Investor	Admiral	Average Equity
	Shares	Shares	Income Fund
Equity Income Fund	0.29%	0.17%	1.33%

1 Fund expense ratios reflect the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

helped returns, while heavy weighting in some of the weaker performers in the energy sector detracted.

Diversification should be part of your investment strategy

Over the past five fiscal years, Equity Income has proved to be a highly rewarding fund for shareholders. But, as the most recent market trends (and the fund’s recent performance) remind us, risk comes along for the ride. That is why we continually urge investors to maintain a portfolio that is balanced among stocks, bonds, and cash reserves in a diversified mix based on their unique personal goals, time horizon, and risk comfort level. Vanguard Equity Income Fund, with its emphasis on large, stable, dividend-paying companies, can be an invaluable building block in such a diversified portfolio.

A new co-skipper is set to help pilot the fund

As you know, Equity Income Fund is advised by Wellington Management Company, LLP, and Vanguard Quantitative Equity Group. On June 30, Jack Ryan of Wellington, who has managed the fund since 2000, will be succeeded by Mike Reckmeyer III, vice president and equity portfolio manager at Wellington. Jack will relocate to Wellington Management’s London office, where he will be involved in portfolio management, research, and global investment strategy. We thank Jack for his service.

Bill McNabb recently named president of Vanguard

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 15, 2008

Advisors’ Report

During the six months ended March 31, 2008, the Investor Shares of Vanguard Equity Income Fund returned –10.9% and the lower-cost Admiral Shares returned –10.8%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of the fund’s assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio positioning reflects this assessment. These comments were prepared on April 18, 2008.

Wellington Management Company, LLP

Portfolio Managers:

John R. Ryan, Senior Vice President, Partner

W. Michael Rechmeyer III, Vice President

As we enter 2008, global economic growth has decelerated. The United States is either close to or already in a recession, and the key issue is the severity and duration of the downturn. The crisis that began as a subprime loan problem has continued to expand, resulting in significant losses among financial institutions. The reluctance to lend on the part of these institutions has led to a slowing economy, severe liquidity constraints, and contracting credit availability.

Vanguard Equity Income Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	59	2,858	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative Equity Group	39	1,878	Quantitative management with the primary
			assessment of a company’s future prospects made
			by evaluating its current valuation, sentiment, and
			earnings quality characteristics.
Cash Investments[1]	2	138	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

The consumer is under considerable pressure on several fronts. Inflationary pressures are boosting food, energy, and medical costs. Declining housing prices are reducing home equity values, and unemployment rates are moving higher. The federal government was late in identifying these problems but has realized the severity of the downturn and taken action that it hopes will stimulate the economy. More action may still be needed.

Outside of the United States, economic growth has been bifurcated. Developed economies such as those in Europe and Japan are seeing slower GDP growth while emerging markets have remained resilient, driven by the strength in commodities as well as continued growth in Asia.

We began positioning the fund portfolio 18 months ago to counter a more difficult environment in the financial services sector. This strategy has served us well as we have attempted to invest in companies with attractive valuations, high dividend yields, and manageable subprime exposures. We do, however, remain cautious about the sector.

We continue to overweight our position in the energy sector because of attractive valuations and high dividend yields. We have also overweighted our holdings in utilities because of their favorable characteristics. We continue to underweight our position in the consumer discretionary sector given the financial pressures on the U.S. consumer.

Our largest purchases over the past six months included energy providers such as integrated oil producers Total and BP, utility companies Consolidated Edison and Southern, pharmaceutical company Pfizer, and French electrical equipment company Schneider Electric. Our sales included ConocoPhillips and ExxonMobil, which we swapped for more attractive energy holdings; Exelon and Nokia, which reached or approached our target prices; and fundamental disappointments such as Citigroup, Pitney Bowes, Wyeth, and UBS.

Vanguard Quantitative Equity Group

Portfolio Manager James P. Stetler, Principal

The six-month period ended March 31, 2008, has been a challenging time for equity markets here in the United States and abroad. The U.S. market, as measured by the Russell 3000 Index, declined –12.5% since September 30, 2007. International equities performed slightly better but still returned –10.5%, as measured by MSCI’s EAFE Index. The Investor Shares of the Equity Income Fund, caught in this worldwide downdraft, returned –10.9%, but outperformed the FTSE High Dividend Yield Index (–12.1%) by 1.2 percentage points. Growth-oriented stocks continued to outpace value stocks by a wide margin, as they have since the second half of 2007.

Our evaluation process uses three independent stock selection models to rank companies on their relative valuation, market sentiment, and earnings quality characteristitics.

For this reporting period, as in 2007, both the market-sentiment and earnings-quality models contributed positively to the fund’s performance, while the valuation model detracted. This disparity is not unusual in a quantitatively driven investment process. Just as we recommend diversification among asset classes, we prefer diverse, uncorrelated evaluations of companies, recognizing that one or more of our models may not perform as expected at any given time. However, over the long term, we do expect all of our models to contribute positively to portfolio performance.

Within sectors, our stock selections were strongest in financials and materials. Our financials results were primarily a function of having underweighted the sector’s poorest performers as the industry reeled from subprime contagion and massive write-offs. Our results were most disappointing in utilities and health care.

Over the long run, our quantitative process has demonstrated its ability to add value. We continue to believe that a portfolio of securities with attractive valuations, high earnings quality, market acceptance, and disciplined risk control can be an attractive component of a diversified investment plan. We thank you for your investment and trust.

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	189	577	4,811
Median Market Cap	$55.5B	$56.2B	$33.8B
Price/Earnings Ratio	13.5x	15.2x	16.9x
Price/Book Ratio	2.2x	2.1x	2.4x
Yield[3]		3.7%	2.0%
Investor Shares	3.3%
Admiral Shares	3.5%
Return on Equity	20.3%	19.8%	19.5%
Earnings Growth Rate	16.4%	13.2%	20.0%
Foreign Holdings	7.0%	0.0%	0.0%
Turnover Rate	60%[4]	—	—
Expense Ratio		—	—
Investor Shares	0.29%[4]
Admiral Shares	0.17%[4]
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	3.7%	6.4%	9.4%
Consumer Staples	15.3	13.9	9.6
Energy	10.9	6.1	12.7
Financials	23.3	24.2	17.7
Health Care	10.5	12.2	11.7
Industrials	12.4	15.4	12.2
Information Technology	1.6	1.3	15.6
Materials	5.8	5.1	4.1
Telecommunication Services	6.1	6.6	3.1
Utilities	10.4	8.8	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.83
Beta	0.86	0.77

Ten Largest Holdings[6] (% of total net assets)

General Electric Co.	industrial conglomerates	5.8%
Chevron Corp.	integrated oil and gas	4.3
AT&T Inc.	integrated telecommunication services	3.9
Bank of America Corp.	diversified financial services	3.3
JPMorgan Chase & Co.	diversified financial services	2.6
U.S. Bancorp	diversified banks	2.3
Pfizer Inc.	pharmaceuticals	1.9
Philip Morris International Inc.	tobacco	1.9
FPL Group, Inc.	electric utilities	1.8
ConocoPhillips Co.	integrated oil and gas	1.6
Top Ten		29.4%

Investment Focus

1 FTSE High Dividend Yield Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 30-31.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 30-31.

6 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1997–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	3/21/1988	–4.32%	12.99%	5.54%
Admiral Shares	8/13/2001	–4.24	13.12	5.87[3]

1 Six months ended March 31, 2008.

2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

3 Return since inception.

Note: See Financial Highlights tables on pages 20-21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.4%)[1]
Consumer Discretionary (3.5%)
McDonald’s Corp.	843,105	47,020
Genuine Parts Co.	834,600	33,568
Home Depot, Inc.	786,800	22,007
CBS Corp.	480,900	10,618
Whirlpool Corp.	96,200	8,348
Hasbro, Inc.	276,900	7,726
Black & Decker Corp.	110,100	7,278
VF Corp.	77,200	5,984
American Axle &
Manufacturing
Holdings, Inc.	256,300	5,254
Regal Entertainment
Group Class A	271,900	5,245
Cooper Tire & Rubber Co.	316,300	4,735
Carnival Corp.	102,100	4,133
Asbury Automotive
Group, Inc.	293,524	4,039
Jackson Hewitt Tax
Service Inc.	81,400	934
Sherwin-Williams Co.	17,100	873
CBRL Group, Inc.	18,400	658
National CineMedia Inc.	28,300	636
^ Brookfield Homes Corp.	32,500	546
		169,602
Consumer Staples (14.9%)
Philip Morris
International Inc.	1,866,655	94,415
The Procter & Gamble Co.	1,015,020	71,122
Kimberly-Clark Corp.	967,375	62,444
Colgate-Palmolive Co.	768,100	59,843
General Mills, Inc.	912,973	54,669
The Coca-Cola Co.	771,205	46,943
Kellogg Co.	846,110	44,472
PepsiCo, Inc.	596,500	43,067
Altria Group, Inc.	1,866,655	41,440
ConAgra Foods, Inc.	1,539,100	36,861
SuperValu Inc.	1,093,700	32,789
Unilever NV ADR	909,500	30,677

Kraft Foods Inc.	988,634	30,658
Diageo PLC ADR	303,750	24,701
H.J. Heinz Co.	244,800	11,498
Reynolds American Inc.	172,700	10,195
The Clorox Co.	146,500	8,298
Carolina Group	113,300	8,220
Anheuser-Busch Cos., Inc.	126,700	6,012
Universal Corp. (VA)	50,300	3,296
Avon Products, Inc.	60,200	2,380
Sysco Corp.	15,800	459
Nash-Finch Co.	6,100	207
		724,666
Energy (10.4%)
Chevron Corp.	2,483,000	211,949
ConocoPhillips Co.	1,012,400	77,155
ExxonMobil Corp.	905,005	76,545
Total SA ADR	784,100	58,031
BP PLC ADR	903,200	54,779
Royal Dutch Shell
PLC ADR Class B	287,977	19,404
Patterson-UTI Energy, Inc.	291,200	7,624
Spectra Energy Corp.	28,000	637
General Maritime Corp.	24,200	571
		506,695

Financials (22.5%)
Capital Markets (2.4%)
Bank of New York
Mellon Corp.	1,252,270	52,257
Morgan Stanley	1,004,500	45,906
Merrill Lynch & Co., Inc.	182,400	7,431
^American Capital
Strategies, Ltd.	177,242	6,055
Federated Investors, Inc.	132,157	5,175
MCG Capital Corp.	118,625	1,078
Apollo Investment Corp.	59,900	948
* MCG Capital Corp. Rights
Exp. 4/18/08	16,946	18

			Market
			Value•
		Shares	($000)
	Commercial Banks (7.4%)
	U.S. Bancorp	3,407,179	110,256
	PNC Financial Services Group	802,082	52,593
	Wells Fargo & Co.	1,777,930	51,738
^	Lloyds TSB Group PLC ADR	1,424,200	51,129
	Wachovia Corp.	504,500	13,622
	BB&T Corp.	372,600	11,946
	M & T Bank Corp.	116,400	9,368
	Marshall & Ilsley Corp.	319,900	7,422
	Comerica, Inc.	197,800	6,939
	Bank of Hawaii Corp.	139,800	6,929
	Cullen/Frost Bankers, Inc.	124,000	6,577
	Fifth Third Bancorp	290,012	6,067
	Regions Financial Corp.	292,900	5,785
^	Colonial BancGroup, Inc.	482,900	4,650
	FirstMerit Corp.	218,600	4,516
	Oriental Financial Group Inc.	175,000	3,449
	TCF Financial Corp.	146,300	2,622
	SunTrust Banks, Inc.	21,000	1,158
	City Holding Co.	27,280	1,089
	Pacific Capital Bancorp	21,300	458
	Santander BanCorp	7,800	79

	Consumer Finance (0.0%)
^	The First Marblehead Corp.	128,600	959
	Advanta Corp. Class B	103,892	730

	Diversified Financial Services (7.0%)
	Bank of America Corp.	4,251,438	161,172
	JPMorgan Chase & Co.	2,934,900	126,054
	Citigroup, Inc.	2,543,800	54,488

	Insurance (4.3%)
	The Allstate Corp.	1,274,600	61,257
	The Chubb Corp.	1,051,462	52,026
	ACE Ltd.	626,700	34,506
	The Travelers Cos., Inc.	342,600	16,393
	The Hartford Financial
	Services Group Inc.	160,808	12,184
	Cincinnati Financial Corp.	200,400	7,623
	PartnerRe Ltd.	94,800	7,233
	Endurance Specialty
	Holdings Ltd.	179,800	6,581
	XL Capital Ltd. Class A	180,700	5,340
	IPC Holdings Ltd.	168,500	4,718

	Real Estate Investment Trusts (0.8%)
	Host Hotels &
	Resorts Inc. REIT	2,507,700	39,923

	Thrifts & Mortgage Finance (0.6%)
	Freddie Mac	408,900	10,353
	New York Community
	Bancorp, Inc.	450,800	8,214

Fannie Mae	226,000	5,948
Washington Mutual, Inc.	302,164	3,112
		1,096,074
Health Care (10.1%)
Pfizer Inc.	4,534,131	94,899
Abbott Laboratories	1,253,370	69,123
Johnson & Johnson	968,705	62,840
Bristol-Myers Squibb Co.	2,651,032	56,467
Eli Lilly & Co.	952,949	49,163
Wyeth	1,069,798	44,675
Baxter International, Inc.	744,500	43,047
GlaxoSmithKline PLC ADR	856,100	36,324
Merck & Co., Inc.	858,014	32,562
^LCA-Vision Inc.	94,900	1,186
Datascope Corp.	21,600	895
Hillenbrand Industries, Inc.	12,600	602
		491,783
Industrials (12.0%)
General Electric Co.	7,682,872	284,343
Waste Management, Inc.	1,344,700	45,128
Schneider Electric SA	348,014	44,957
3M Co.	526,500	41,673
Caterpillar, Inc.	301,400	23,597
United Parcel Service, Inc.	271,900	19,854
Honeywell International Inc.	334,462	18,870
R.R. Donnelley & Sons Co.	616,600	18,689
Northrop Grumman Corp.	192,513	14,979
Trane, Inc.	323,500	14,849
Deere & Co.	108,200	8,704
Emerson Electric Co.	151,300	7,786
GATX Corp.	164,376	6,422
A.O. Smith Corp.	179,853	5,912
Applied Industrial
Technology, Inc.	191,700	5,730
Hubbell Inc. Class B	115,300	5,038
Raytheon Co.	49,000	3,166
Illinois Tool Works, Inc.	61,900	2,985
Pacer International, Inc.	178,100	2,926
Masco Corp.	85,500	1,696
Genco Shipping
and Trading Ltd.	26,300	1,484
Horizon Lines Inc.	69,427	1,292
Norfolk Southern Corp.	19,700	1,070
Alexander & Baldwin, Inc.	13,600	586
PACCAR, Inc.	8,100	365
Aircastle Ltd.	19,600	221
Eaton Corp.	2,500	199
Xerium Technologies Inc.	72,200	93
		582,614
Information Technology (1.2%)
Intel Corp.	1,772,200	37,535
Automatic Data
Processing, Inc.	267,300	11,331
Xilinx, Inc.	270,400	6,422
Analog Devices, Inc.	129,900	3,835
infoUSA Inc.	145,583	890

		Market
		Value•
	Shares	($000)
Linear Technology Corp.	13,700	421
Methode Electronics, Inc.
Class A	32,711	382
		60,816
Materials (5.6%)
E.I. du Pont
de Nemours & Co.	1,209,527	56,558
Dow Chemical Co.	1,335,845	49,226
Air Products &
Chemicals, Inc.	517,200	47,582
PPG Industries, Inc.	559,200	33,837
Packaging Corp.
of America	1,162,300	25,954
Alcoa Inc.	436,800	15,751
Freeport-McMoRan Copper & Gold, Inc. Class B	108,300	10,421
Nucor Corp.	145,100	9,829
^Southern Peru Copper
Corp. (U.S. Shares)	84,300	8,753
Lubrizol Corp.	129,600	7,194
RPM International, Inc.	240,900	5,044
International Paper Co.	113,500	3,087
Greif Inc. Class B Shares	12,600	770
		274,006
Telecommunication Services (5.9%)
AT&T Inc.	4,904,005	187,823
Verizon
Communications Inc.	2,033,557	74,123
* Chunghwa
Telecom Co., Ltd.	836,290	21,760
Embarq Corp.	52,200	2,093
Alaska Communications
Systems Holdings, Inc.	106,828	1,308
NTELOS Holdings Corp.	5,100	123
		287,230
Utilities (10.1%)
FPL Group, Inc.	1,374,466	86,234
Southern Co.	1,998,800	71,177
Consolidated Edison Inc.	1,557,500	61,833
American Electric
Power Co., Inc.	1,037,000	43,170
Exelon Corp.	522,300	42,447
Entergy Corp.	379,700	41,418
Dominion Resources, Inc.	954,230	38,971
SCANA Corp.	596,100	21,805
Duke Energy Corp.	768,634	13,720
Edison International	225,000	11,030
PPL Corp.	228,600	10,497
Sempra Energy	142,400	7,587
DTE Energy Co.	194,600	7,568
Pepco Holdings, Inc.	303,700	7,507
Public Service
Enterprise Group, Inc.	181,000	7,274
Alliant Energy Corp.	185,600	6,498

	Black Hills Corp.	156,900	5,614
	Portland General Electric Co.	214,200	4,830
	Atmos Energy Corp.	71,100	1,813
	FirstEnergy Corp.	16,500	1,132
	UGI Corp. Holding Co.	28,600	713
	Ameren Corp.	14,200	625
	Xcel Energy, Inc.	30,466	608
	WGL Holdings Inc.	15,126	485
			494,556
Exchange-Traded Fund (1.2%)
2	Vanguard Value ETF	963,400	57,929
Total Common Stocks
(Cost $4,314,048)			4,745,971
Temporary Cash Investments (3.1%)[1]
Money Market Fund (2.2%)
3	Vanguard Market Liquidity
	Fund, 2.800%	77,116,468	77,116
3	Vanguard Market Liquidity
	Fund, 2.800%—Note G	33,460,800	33,461

		Face
		Amount
		($000)
Repurchase Agreement (0.7%)
	JPMorgan Securities Inc.
	2.500%, 4/1/08
	(Dated 3/31/08,
	Repurchase Value
	$34,601,000, collateralized
	by Federal National
	Mortgage Assn.
	5.500%–6.000%,
	2/1/35–1/1/36)	34,600	34,600
U.S. Agency Obligation (0.2%)
4	Federal National
	Mortgage Assn.
5	2.701%, 4/21/08	9,500	9,489
Total Temporary Cash Investments
(Cost $154,663)			154,666
Total Investments (100.5%)
(Cost $4,468,711)			4,900,637
Other Assets and Liabilities (–0.5%)
Other Assets-—Note C			21,578
Liabilities—Note G			(48,025)
			(26,447)
Net Assets (100%)			4,874,190

At March 31, 2008, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	4,398,043
Overdistributed Net Investment Income	(5,045)
Accumulated Net Realized Gains	49,074
Unrealized Appreciation
Investment Securities	431,926
Futures Contracts	192
Net Assets	4,874,190

Investor Shares—Net Assets
Applicable to 131,552,590 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,947,605
Net Asset Value Per Share—
Investor Shares	$22.41

Admiral Shares—Net Assets
Applicable to 41,022,709 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,926,585
Net Asset Value Per Share—
Admiral Shares	$46.96

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 1.4%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $9,489,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends[1]	86,475
Interest[1]	3,218
Security Lending	135
Total Income	89,828
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,899
Performance Adjustment	53
The Vanguard Group—Note C
Management and Administrative
Investor Shares	2,960
Admiral Shares	804
Marketing and Distribution
Investor Shares	328
Admiral Shares	186
Custodian Fees	22
Shareholders’ Reports
Investor Shares	36
Admiral Shares	4
Trustees’ Fees and Expenses	3
Total Expenses	6,295
Expenses Paid Indirectly—Note D	(48)
Net Expenses	6,247
Net Investment Income	83,581
Realized Net Gain (Loss)
Investment Securities Sold[1]	78,975
Futures Contracts	(15,191)
Realized Net Gain (Loss)	63,784
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(754,370)
Futures Contracts	(2,787)
Change in Unrealized Appreciation (Depreciation)	(757,157)
Net Increase (Decrease) in Net Assets Resulting from Operations	(609,792)

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $958,000, $1,734,000, and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	83,581	154,496
Realized Net Gain (Loss)	63,784	362,346
Change in Unrealized Appreciation (Depreciation)	(757,157)	291,868
Net Increase (Decrease) in Net Assets Resulting from Operations	(609,792)	808,710
Distributions
Net Investment Income
Investor Shares	(52,375)	(92,731)
Admiral Shares	(35,722)	(61,257)
Realized Capital Gain[1]
Investor Shares	(170,339)	(174,299)
Admiral Shares	(112,961)	(105,036)
Total Distributions	(371,397)	(433,323)
Capital Share Transactions—Note H
Investor Shares	93,936	176,982
Admiral Shares	59,792	330,863
Net Increase (Decrease) from Capital Share Transactions	153,728	507,845
Total Increase (Decrease)	(827,461)	883,232
Net Assets
Beginning of Period	5,701,651	4,818,419
End of Period[2]	4,874,190	5,701,651

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $32,961,000 and $30,140,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,045,000) and ($529,000).

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$27.01	$25.21	$23.73	$22.82	$20.11	$17.36
Investment Operations
Net Investment Income	.390	.733	.703	.653	.576	.50
Net Realized and Unrealized Gain (Loss)
on Investments	(3.222)	3.215	2.541	2.069	3.196	2.75
Total from Investment Operations	(2.832)	3.948	3.244	2.722	3.772	3.25
Distributions
Dividends from Net Investment Income	(.410)	(.730)	(.710)	(.640)	(.585)	(.50)
Distributions from Realized Capital Gains	(1.358)	(1.418)	(1.054)	(1.172)	(.477)	—
Total Distributions	(1.768)	(2.148)	(1.764)	(1.812)	(1.062)	(.50)
Net Asset Value, End of Period	$22.41	$27.01	$25.21	$23.73	$22.82	$20.11

Total Return[1]	–10.87%	16.29%	14.39%	12.27%	19.07%	18.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,948	$3,445	$3,035	$2,934	$2,838	$2,221
Ratio of Total Expenses to
Average Net Assets[2]	0.29%*	0.29%	0.31%	0.32%	0.32%	0.45%
Ratio of Net Investment Income to
Average Net Assets	3.14%*	2.79%	2.94%	2.80%	2.61%	2.61%
Portfolio Turnover Rate	60%*	51%	26%	42%	36%	55%

1 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), (0.01%), 0.00%, and 0.03%.

*	Annualized.

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$56.62	$52.84	$49.74	$47.83	$42.15	$36.39
Investment Operations
Net Investment Income	.846	1.601	1.545	1.434	1.255	1.078
Net Realized and Unrealized Gain (Loss)
on Investments	(6.770)	6.746	5.324	4.338	6.698	5.770
Total from Investment Operations	(5.924)	8.347	6.869	5.772	7.953	6.848
Distributions
Dividends from Net Investment Income	(.890)	(1.595)	(1.560)	(1.406)	(1.273)	(1.088)
Distributions from Realized Capital Gains	(2.846)	(2.972)	(2.209)	(2.456)	(1.000)	—
Total Distributions	(3.736)	(4.567)	(3.769)	(3.862)	(2.273)	(1.088)
Net Asset Value, End of Period	$46.96	$56.62	$52.84	$49.74	$47.83	$42.15

Total Return	–10.85%	16.44%	14.55%	12.42%	19.19%	18.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,927	$2,256	$1,783	$1,417	$610	$416
Ratio of Total Expenses to
Average Net Assets[1]	0.17%*	0.17%	0.17%	0.19%	0.22%	0.35%
Ratio of Net Investment Income to
Average Net Assets	3.26%*	2.91%	3.08%	2.96%	2.71%	2.71%
Portfolio Turnover Rate	60%*	51%	26%	42%	36%	55%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), (0.01%), 0.00%, and 0.03%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $243,000 for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before an increase of $53,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $419,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $41,000 and custodian fees by $7,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2008, the cost of investment securities for tax purposes was $4,468,711,000. Net unrealized appreciation of investment securities for tax purposes was $431,926,000, consisting of unrealized gains of $705,680,000 on securities that had risen in value since their purchase and $273,754,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	248	82,088	175
E-mini S&P 500 Index	71	4,700	17

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2008, the fund purchased $1,534,161,000 of investment securities and sold $1,668,339,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at March 31, 2008, was $32,367,000, for which the fund received cash collateral of $33,461,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2008		September 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	241,220	9,917	709,555	27,339
Issued in Lieu of Cash Distributions	205,447	8,570	244,816	9,571
Redeemed	(352,731)	(14,496)	(777,389)	(29,743)
Net Increase (Decrease)—Investor Shares	93,936	3,991	176,982	7,167
Admiral Shares
Issued	160,438	3,170	524,010	9,574
Issued in Lieu of Cash Distributions	125,797	2,503	138,185	2,575
Redeemed	(226,443)	(4,501)	(331,332)	(6,045)
Net Increase (Decrease)—Admiral Shares	59,792	1,172	330,863	6,104

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$891.33	$1.37
Admiral Shares	1,000.00	891.53	0.80
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.55	$1.47
Admiral Shares	1,000.00	1,024.15	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (through its Quantitative Equity Group). The board also approved an amended investment advisory agreement with Wellington Management Company, LLP, effective April 1, 2008. The amended agreement contains a change to the compensation benchmark. The previous compensation benchmark, the Lipper Equity Income Average, has been replaced by the FTSE High Dividend Yield Index. The board concluded that the FTSE High Dividend Yield Index provides an improved comparison of the investment results for the fund. The board determined that renewing the fund’s advisory arrangement with Vanguard, retaining Wellington Management, and amending Wellington Management’s advisory agreement were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. James P. Stetler, the principal responsible for the day-to-day management of the Vanguard portion of the fund, has worked in investment management since 1996. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management Company. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. John Ryan, who manages the Wellington Management portion of the fund, has over two decades of investment industry experience. The firm has advised the fund since 2000. W. Michael Reckmeyer, III has co-managed the Wellington Management portion of the fund with Mr. Ryan since 2007. Mr. Reckmeyer is expected to succeed Mr. Ryan as the lead manager, effective June 30, 2008. The portfolio manager is backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and the fund’s peer group. The board concluded that each investment advisor has carried out its investment strategy in disciplined fashion, and the results have allowed the fund to perform competitively against its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because the firm is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not consider a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces “profits” in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052008

Vanguard

Vanguard® Growth Equity Fund Semiannual Report

March 31, 2008

>	During the fiscal half-year ended March 31, 2008, Vanguard Growth Equity Fund retreated –12.8%.
>	Even though returns were down in nearly every market sector, the fund’s return lagged both that of its benchmark index and the average return of similar funds.
>	The fund’s holdings in the information technology and consumer discretionary sectors detracted especially from its performance.

See pages 22–23 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreement	24
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Growth Equity Fund	VGEQX	–12.8%
Russell 1000 Growth Index		–10.9
Average Large-Cap Growth Fund[1]		–11.7

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$13.18	$11.48	$0.015	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the six months ended March 31, 2008, Vanguard Growth Equity Fund returned –12.8%. The fund was unable to avoid the downdraft that affected the entire U.S. market as the fund’s growth stocks were hit even harder than those in its benchmark, the Russell 1000 Growth Index. Peer funds were similarly affected.

The fund was tilted toward the information technology sector, which lost ground overall, but several of the Growth Equity Fund’s selections also fared poorly. Consumer discretionary stocks were also a significant drag on the fund’s performance.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the six months as investor sentiment turned bearish amid fears of a U.S. recession, the weakening of the U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the half-year; nonetheless, each stock group posted a negative return.

2

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This trend, combined with concerns about the financial strength of the insurers backing certain municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board aggressively reduced its target for the federal funds rate. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Market Barometer
			Total Returns
	Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1 Annualized.

3

Information technology holdings led the fund’s retreat

During the fiscal half-year, the fund’s commitment to information technology companies significantly hurt its performance. This sector suffered large losses as negative sentiment took hold regarding the industry’s near-term prospects. The fund’s tech holdings—including familiar names such as Intel, Google, and Apple—lost –21%, a steeper downturn than was experienced by the fund’s benchmark sector.

The fund’s advisor also made subpar selections in the consumer discretionary sector (–30%), with online retailer Amazon.com and for-profit educator Apollo Group leading the retreat. On a positive note, superior selection in health care stocks (+1%) helped the fund hold its own even as the overall sector fell more than –12.63%. Holdings in two of the smaller sectors, materials (+16%) and energy (+5%), also provided a small cushion.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report on pages 6–7.

Experienced investors understand the benefits of staying the course

We continually remind our clients to evaluate their investments from a long-term perspective, and to build a diversified portfolio that reflects their personal circumstances and tolerance for risk. This long-range view is particularly important when markets turn downward, as they invariably do. Longtime share-

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Large-Cap
	Fund	Growth Fund
Growth Equity Fund	0.83%	1.36%

1 Fund expense ratio reflects the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

holders of the Growth Equity Fund will recall when the fund suffered losses earlier in this decade—losses that eventually turned into sustained gains as the disciplined execution of the fund’s strategy paid off.

With its low expenses and focus on large companies with strong growth prospects, Vanguard Growth Equity Fund can play an important role in a diversified portfolio—one that also includes exposure to other segments of the stock market as well as bond and money market mutual funds. This strategy has historically rewarded patient investors.

Fund adds an advisor;

Vanguard names a new president

Just after the end of the fiscal half-year, we announced the addition of a second investment advisor to the fund’s portfolio management team. Baillie Gifford Overseas Ltd., based in Edinburgh, Scotland, has advised portions of two other Vanguard funds since 2003. Baillie Gifford employs a long-term, valuation-sensitive growth philosophy. Its bottom-up approach seeks high-quality companies whose earnings and cash flows are expected to outpace those of the market.

Baillie Gifford joins Turner Investment Partners, which has advised Vanguard Growth Equity since the fund’s inception in 1992. As we often have done with other equity funds, we are adding an advisor with a complementary strategy to bring management diversity to the fund. Turner will manage the majority of fund assets, and Baillie Gifford will manage a relatively modest portion at the outset. There is no change to the fund’s investment objective and policies.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for your confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 18, 2008

5

Advisor’s Report

Over the six months ended March 31, persistent concerns related to the housing crisis, gridlock in the credit markets, and the threat of a U.S. recession weighed heavily on the equity markets as the Standard & Poor’s 500 Index declined more than –12%. There were no safe havens during this period, as all sectors, styles, and market-capitalization segments of the domestic equity market reported losses.

On a sector basis, the financial services sector, the largest sector in the S&P 500 Index, bore the brunt of the sell-off because of the litany of mortgage-related write-offs by major banks and brokerage firms. Looking at returns on a market-cap basis, large-cap stocks were down more than –12%, while the results of mid-cap and small-cap equities were even worse. Growth stocks fared better than value stocks, as the Russell 1000 Growth Index fell –11%, while the Russell 1000 Value Index, which has a significant exposure to financial services companies, retreated more than –14%.

With market volatility high and investors biased toward risk aversion, Vanguard Growth Equity Fund posted disappointing results in both absolute and relative terms. A closer look at the portfolio’s results by sector indicates that the largest detractors to performance were the technology and consumer discretionary sectors. Weakness in these areas was partially offset by excess returns in the health care and energy sectors.

Our shortfalls

In the technology sector, Intel and Microsoft were significant laggards. Concerns over slowing consumer demand for personal computers led to Intel’s weakness. We sold this position as we feared excess inventories would be an overhang on the stock going forward. We initiated a position in Microsoft last fall, when its outlook appeared bright owing to the pending launch of the Vista operating system and the strength of the Xbox video game franchise. However, we sold the stake in Microsoft following its Yahoo! bid. If this acquisition is completed, we believe the company will struggle with integration and regulatory issues for some time, making the situation unappealing in our view.

Underperformance in the consumer discretionary sector was broad-based as investors elected to avoid companies with significant exposure to domestic consumers. Noteworthy within this sector was the decline in Google, a stock we have held since its initial public offering in 2004. With paid search advertising showing signs of significant deceleration, it was our belief that Google’s stock price would be subject to further weakness, and we therefore liquidated our position.

6

Our successes

The health care sector provided the largest relative excess return versus the fund’s benchmark during the quarter, as core holdings in Intuitive Surgical and Gilead Sciences continued to be standouts. The drivers of fundamental earnings for both companies remain intact; Intuitive continues to benefit from strong sales of its da Vinci robotic surgical system, while Gilead’s treatments for HIV remain unparalleled.

The portfolio’s energy holdings bucked the negative trends in the market as this group gained substantial ground in contrast to the –3% decline posted by the index sector. A key driver of excess return was First Solar. With oil and natural gas prices at historically high levels, orders for First Solar’s low-cost, highly efficient solar panels have soared.

Our outlook

We do not believe the economy will slip into a recession. The worst housing slump in modern times and losses of as much as $600 billion from the credit crisis are certainly two good reasons to question this view of the economy’s prospects. However, we count ourselves among the dwindling members of the investment community who believe the economy may be undergoing a painful mid-cycle slowdown rather than a recession. We are optimistic because earnings outside of financial services remain solid, corporate balance sheets remain strong, and the unemployment rate remains at a reasonable

5.1% level. In addition, unemployment claims currently are low relative to past recessions. Finally, we believe the coordinated monetary and fiscal stimulus efforts of the U.S. government should help to unfreeze the credit markets and provide a significant boost to economic activity later in 2008.

As we see it, the stock market as measured by the S&P 500 Index appears reasonably valued as of March 31, 2008, trading at approximately 13 to 14 times next year’s earnings. And as we have maintained for some time, growth stocks remain inexpensive when their valuations are compared to those of value stocks.

As is our practice, our portfolio’s sector weightings are similar to those of the index, thereby enabling security selection to be the prime determinant of performance. In remaining true to the growth investing style and our philosophy specifically, our focus is on owning stocks that we believe have superior earnings prospects. With that in mind, the expected earnings growth of our portion of Vanguard Growth Equity is still at a premium to that of the Russell 1000 Growth Index.

Bob Turner

Chairman and Chief Investment Officer

Turner Investment Partners

April 18, 2008

7

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	71	687	4,811
Median Market Cap	$27.0B	$37.8B	$33.8B
Price/Earnings Ratio	23.2x	18.4x	16.9x
Price/Book Ratio	4.1x	3.7x	2.4x
Yield[3]	0.3%	1.3%	2.0%
Return on Equity	20.8%	22.3%	19.5%
Earnings Growth Rate	27.1%	22.4%	20.0%
Foreign Holdings	7.0%	0.0%	0.0%
Turnover Rate	225%[4]	—	—
Expense Ratio	0.83%[4]	—	—
Short-Term Reserves	1.5%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14.7%	11.4%	9.4%
Consumer Staples	9.0	11.3	9.6
Energy	7.4	9.1	12.7
Financials	6.6	6.6	17.7
Health Care	16.8	15.5	11.7
Industrials	11.4	13.4	12.2
Information Technology	27.1	26.9	15.6
Materials	4.5	3.7	4.1
Telecommunication Services	1.6	0.6	3.1
Utilities	0.9	1.5	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.89	0.81
Beta	1.27	1.29

8

Ten Largest Holdings[6] (% of total net assets)

The Coca-Cola Co.	soft drinks	4.5%
Cisco Systems, Inc.	communications equipment	4.4
Gilead Sciences, Inc.	biotechnology	3.5
Corning, Inc.	communications equipment	3.0
Apple Inc.	computer hardware	2.9
QUALCOMM Inc.	communications equipment	2.8
Monsanto Co.	fertilizers and agricultural chemicals	2.5
General Electric Co.	industrial conglomerates	2.4
Applied Materials, Inc.	semiconductor equipment	2.2
Deere & Co.	construction and farm machinery and heavy trucks	2.1
Top Ten		30.3%

Investment Focus

1 Russell 1000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 25-26.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 25-26.

6 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1997–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

	Inception Date	One Year	Five Years	Ten Years
Growth Equity Fund[2]	3/11/1992	2.61%	11.61%	2.38%

1 Six months ended March 31, 2008.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 17 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.0%)
Consumer Discretionary (14.4%)
*	NVR, Inc.	22,280	13,312
*	GameStop Corp. Class A	249,240	12,888
	Guess ?, Inc.	308,020	12,465
	Nordstrom, Inc.	376,420	12,271
	International Game
	Technology	304,165	12,231
	TJX Cos., Inc.	360,919	11,935
*^	Priceline.com, Inc.	96,160	11,622
*	Chipotle Mexican Grill, Inc.	101,990	11,569
	Lowe’s Cos., Inc.	494,850	11,352
*	Coach, Inc.	348,930	10,521
*	Urban Outfitters, Inc.	268,550	8,419
*^	Focus Media
	Holding Ltd. ADR	183,840	6,462
	NIKE, Inc. Class B	92,630	6,299
			141,346
Consumer Staples (8.8%)
	The Coca-Cola Co.	733,550	44,651
	Colgate-Palmolive Co.	145,340	11,323
	CVS/Caremark Corp.	276,410	11,198
	Molson Coors Brewing Co.
	Class B	194,390	10,219
	Fomento Economico
	Mexicano, SA de CV ADR	225,300	9,413
			86,804
Energy (7.3%)
*	Weatherford
	International Ltd.	277,890	20,138
	XTO Energy, Inc.	294,330	18,207
	Petroleo Brasileiro SA ADR	142,020	14,502
	Range Resources Corp.	164,350	10,428
	CONSOL Energy, Inc.	119,340	8,258
			71,533
Financials (6.5%)
	CME Group, Inc.	30,580	14,345
	T. Rowe Price Group Inc.	230,740	11,537
	PNC Financial
	Services Group	156,640	10,271

11

	BlackRock, Inc.	49,860	10,180
	The Goldman
	Sachs Group, Inc.	58,770	9,720
	Hudson City Bancorp, Inc.	443,770	7,846
			63,899
Health Care (16.6%)
*	Gilead Sciences, Inc.	666,640	34,352
	Allergan, Inc.	298,490	16,831
	Baxter International, Inc.	287,320	16,612
*	Thermo Fisher Scientific, Inc.	291,360	16,561
*	Express Scripts Inc.	243,586	15,668
*	Intuitive Surgical, Inc.	47,230	15,319
*	Genzyme Corp.	143,110	10,667
*	Charles River
	Laboratories, Inc.	143,610	8,465
*	Genentech, Inc.	104,000	8,443
*	BioMarin Pharmaceutical Inc.	211,270	7,472
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	149,230	6,893
*	Henry Schein, Inc.	76,790	4,408
			161,691
Industrials (11.2%)
	General Electric Co.	634,550	23,485
	Deere & Co.	257,890	20,745
	Union Pacific Corp.	140,150	17,572
*	First Solar, Inc.	69,880	16,152
	SPX Corp.	100,040	10,494
	Flowserve Corp.	82,150	8,574
	Expeditors International of
	Washington, Inc.	155,400	7,021
*	Stericycle, Inc.	106,700	5,495
			109,538
InformationTechnology (26.4%)
	Communications Equipment (13.3%)
*	Cisco Systems, Inc.	1,791,120	43,148
	Corning, Inc.	1,217,690	29,274
	QUALCOMM Inc.	679,090	27,843
*	Research In Motion Ltd.	175,010	19,641
*	Juniper Networks, Inc.	413,350	10,334

12

			Market
			Value•
		Shares	($000)
	Computers & Peripherals (2.9%)
*	Apple Inc.	201,210	28,874

	Electronic Equipment & Instruments (0.3%)
*	Dolby Laboratories Inc.	77,437	2,807

	Internet Software & Services (1.6%)
*	VeriSign, Inc.	255,800	8,499
*	Akamai Technologies, Inc.	273,030	7,688

	IT Services (1.0%)
*	Visa Inc.	134,640	8,397
*	Fiserv, Inc.	23,377	1,124

	Semiconductors & Semiconductor Equipment (5.5%)
	Applied Materials, Inc.	1,124,380	21,937
	Microchip Technology, Inc.	356,750	11,677
*	MEMC Electronic
	Materials, Inc.	159,189	11,287
	Altera Corp.	508,980	9,381

	Software (1.8%)
*	Activision, Inc.	358,600	9,793
*	salesforce.com, inc.	138,250	8,000
			259,704
Materials (4.4%)
	Monsanto Co.	222,340	24,791
*	Owens-Illinois, Inc.	160,410	9,052
*	The Mosaic Co.	87,640	8,992
			42,835
Telecommunication Services (1.5%)
	America Movil SA de CV
	Series L ADR	237,410	15,121

Utilities (0.9%)
	Constellation Energy
	Group, Inc.	102,290	9,029
Total Common Stocks
(Cost $900,130)			961,500

13

Temporary Cash Investments (2.3%)
1 Vanguard Market Liquidity
Fund, 2.800%	15,081,295	15,081
1 Vanguard Market Liquidity
Fund, 2.800%—Note G	8,014,100	8,014
Total Temporary Cash Investments
(Cost $23,095)		23,095
Total Investments (100.3%)
(Cost $923,225)		984,595
Other Assets and Liabilities (–0.3%)
Other Assets—Note C		31,197
Liabilities—Note G		(34,227)
		(3,030)
Net Assets (100%)
Applicable to 85,474,567 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		981,565
Net Asset Value Per Share		$11.48

At March 31, 2008, net assets consisted of:[2]

	Amount	Per
	($000)	Share
Paid-in Capital	1,422,002	$16.63
Overdistributed Net
Investment Income	(1,354)	(.02)
Accumulated Net
Realized Losses	(500,453)	(5.85)
Unrealized Appreciation	61,370.72
Net Assets	981,565	$11.48

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

14

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends[1]	3,492
Interest[2]	561
Security Lending	188
Total Income	4,241
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,938
Performance Adjustment	905
The Vanguard Group—Note C
Management and Administrative	1,454
Marketing and Distribution	108
Custodian Fees	26
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	4,441
Expenses Paid Indirectly—Note D	(266)
Net Expenses	4,175
Net Investment Income	66
Realized Net Gain (Loss) on Investment Securities Sold	(18,859)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(133,970)
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,763)

1 Dividends are net of foreign withholding taxes of $3,000.

2 Interest income from an affiliated company of the fund was $561,000.

15

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66	1,071
Realized Net Gain (Loss)	(18,859)	62,822
Change in Unrealized Appreciation (Depreciation)	(133,970)	120,725
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,763)	184,618
Distributions
Net Investment Income	(1,264)	—
Realized Capital Gain	—	—
Total Distributions	(1,264)	—
Capital Share Transactions—Note H
Issued	354,084	248,529
Issued in Lieu of Cash Distributions	1,204	—
Redeemed	(194,474)	(217,555)
Net Increase (Decrease) from Capital Share Transactions	160,814	30,974
Total Increase (Decrease)	6,787	215,592
Net Assets
Beginning of Period	974,778	759,186
End of Period[1]	981,565	974,778

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,354,000) and ($156,000).

16

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.18	$10.52	$10.05	$8.68	$8.32	$6.33
Investment Operations
Net Investment Income (Loss)	.001	.02	(.009)	.001	.01	.018
Net Realized and Unrealized Gain (Loss)
on Investments	(1.686)	2.64	.480	1.380	.37	1.990
Total from Investment Operations	(1.685)	2.66	.471	1.381	.38	2.008
Distributions
Dividends from Net Investment Income	(.015)	—	(.001)	(.011)	(.02)	(.018)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.015)	—	(.001)	(.011)	(.02)	(.018)
Net Asset Value, End of Period	$11.48	$13.18	$10.52	$10.05	$8.68	$8.32

Total Return[1]	–12.80%	25.29%	4.69%	15.92%	4.56%	31.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$982	$975	$759	$713	$765	$724
Ratio of Total Expenses to
Average Net Assets[2]	0.83%*	0.68%	0.91%	0.88%	0.72%	0.54%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.01%*	0.14%	(0.04%)	0.01%	0.14%	0.25%
Portfolio Turnover Rate	225%*	131%	147%	147%	162%	220%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.17%, 0.04%, 0.19%, 0.11%, (0.04%), and (0.29%).

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Growth Index. For the six months ended March 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.37% of the fund’s average net assets before an increase of $905,000 (0.17%) based on performance.

In April 2008, the board of trustees announced the addition of a second investment advisor, Baillie Gifford Overseas Ltd., to manage a portion of the fund’s assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $86,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2008, these arrangements reduced the fund’s expenses by $266,000 (an annual rate of 0.05% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2007, the fund had available realized losses of $481,442,000 to offset future net capital gains of $344,960,000 through September 30, 2010, and $136,482,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2008; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2008, the cost of investment securities for tax purposes was $923,225,000. Net unrealized appreciation of investment securities for tax purposes was $61,370,000, consisting of unrealized gains of $87,099,000 on securities that had risen in value since their purchase and $25,729,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2008, the fund purchased $1,312,187,000 of investment securities and sold $1,156,608,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at March 31, 2008, was $7,529,000, for which the fund received cash collateral of $8,014,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	Shares	Shares
	(000)	(000)
Issued	27,280	20,867
Issued in Lieu of Cash Distributions	88	—
Redeemed	(15,835)	(19,088)
Net Increase (Decrease) in Shares Outstanding	11,533	1,779

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$871.98	$3.88
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,020.85	$4.19

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.83%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Notice to Shareholders:

Growth Equity Fund Adds an Investment Advisor

The board of trustees of Vanguard Growth Equity Fund has announced the addition of Baillie Gifford Overseas Ltd. (Baillie Gifford) to the fund’s investment advisory team. The fund’s board of trustees concluded that Baillie Gifford’s management team, investment approach, and experience are expected to complement the fund’s other investment advisor, Turner Investment Partners, Inc. (Turner). Baillie Gifford will manage a portion of the fund’s assets, while Turner will continue to manage the majority of fund assets. The addition of the new advisor has not had a material impact on the fund’s investment management fees.

Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by Baillie Gifford & Co., a Scottish investment firm. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

Additional information

Vanguard Growth Equity Fund has adopted a multimanager structure and has entered into a new investment advisory agreement with Baillie Gifford. This addition will not affect the fund’s investment objective or policies. The fee schedule for the advisory services provided by Turner has not changed.

Under the terms of the fund’s agreement with Baillie Gifford, the fund will pay Baillie Gifford a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portion of the fund managed by Baillie Gifford during the quarter. In addition, the quarterly payments to Baillie Gifford may be increased or decreased by applying a performance adjustment. The adjustment is based on the cumulative total return of the portion of the fund managed by Baillie Gifford over a trailing 36-month period relative to the total return of the Standard & Poor’s 500 Index over the same period. Transition rules apply to the fee calculation during the initial 36-month period.

Vanguard Growth Equity Fund receives corporate, management, administrative, and distribution services on an at-cost basis from The Vanguard Group, Inc., P.O. Box 1110, Valley Forge, PA 19482.

Board approval of investment advisory agreement with Baillie Gifford Overseas Ltd.

With respect to each advisor’s portion of the Growth Equity Fund, the advisor is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and the officers and trustees of the fund. The fund’s board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

Growth Equity Fund’s board of trustees retained Baillie Gifford under the terms of a new investment advisory agreement. The board’s decision to hire Baillie Gifford as part of the fund’s newly adopted multimanager structure was based upon the board’s most recent evaluation of the fund’s current investment staff, portfolio management process, and investment advisory arrangements. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with Baillie Gifford and considered the following factors, among others:

• The board considered the benefits to shareholders of adding Baillie Gifford as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Baillie Gifford. The board concluded that hiring Baillie Gifford is in the best interests of fund shareholders because Baillie Gifford uses a bottom-up approach to investment that seeks high-quality companies that increase earnings

22

and cash flows faster than the market. Baillie Gifford has achieved solid performance results managing U.S. assets in this style. The board concluded that it is in the best interests of fund shareholders to add a high-quality manager with a track record of success. The board noted that adding Baillie Gifford as an advisor would allow the fund to retain its character as a large-capitalization growth equity offering while potentially lowering the fund’s volatility of returns. The fund would have a complement of two active advisors, each with the opportunity to generate superior returns. The combination provides an attractive blend of proven managers and should benefit fund shareholders over the long term.

• The board analyzed the performance of other funds and accounts managed by Baillie Gifford. The board concluded that Baillie Gifford’s other investment portfolios have strong investment returns and have posted competitive results by outperforming relevant benchmarks and competitors over the long term.

• The board considered the advisory fee schedule and the estimated expense ratio of the fund and compared them with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of Baillie Gifford would not result in a material increase or decrease to the fund’s investment management fees and that the investment advisory fees would remain at a substantial discount versus the average advisory fee of 1.36% for large-cap growth funds (derived from data provided by Lipper Inc.).

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in Baillie Gifford’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Baillie Gifford continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement to hire Baillie Gifford.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets between the fund’s advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with Baillie Gifford.

Background information on Baillie Gifford Overseas Ltd.

Baillie Gifford Overseas Ltd., located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by Baillie Gifford & Co., a Scottish investment firm. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of December 31, 2007, Baillie Gifford & Co. had assets under management that totaled approximately $110 billion. The manager primarily responsible for overseeing Baillie Gifford’s portion of Vanguard Growth Equity Fund is:

Mick Brewis, head of North American Investment Team and partner of Baillie Gifford. He has been with Baillie Gifford since 1985; has managed investment portfolios since 1988; and has managed a portion of the fund since 2008. Education: B.A., Cambridge University.

23

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreement with Turner Investment Partners. The board determined that the retention of Turner was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Turner’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the firm. The board noted that Turner has 17 years of experience managing growth equity portfolios. Bob Turner, cofounder of Turner, has been the portfolio manager since the fund’s inception in 1992. The fund was adopted by Vanguard in 2000.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund’s performance has been competitive versus its benchmark and peer group over the last one-, five-, and ten-year periods. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Turner in determining whether to approve the advisory fee, because Turner is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

25

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052008

>  During the fiscal half-year ending March 31, 2008, Vanguard PRIMECAP Core Fund returned –10.7%.

>  The fund outperformed its benchmark, the MSCI US Prime Market 750 Index, as well as the average return of multi-capitalization core funds.

>  Poorly performing information technology and health care companies weighed on fund returns, though the fund sidestepped much of the market turmoil surrounding financials stocks during the six-month period.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	8
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreement	23
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard PRIMECAP Core Fund	VPCCX	–10.7%
MSCI US Prime Market 750 Index		–12.2
Average Multi-Cap Core Fund[1]		–12.4

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$14.03	$12.21	$0.110	$0.231

1  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Core Fund posted a lackluster return of –10.7% for the six months ended March 31, 2008, a turbulent time in the markets as a result of the nation’s continuing subprime-mortgage crisis. Although the PRIMECAP Core Fund’s performance was disappointing on an absolute basis, it surpassed the results of both its benchmark index and peer group for the period. The fund also outpaced the broad U.S. stock market, which continued to be buffeted in an increasingly stormy economic climate. Heavy investments in the information technology and health care sectors weighed on the fund’s return, while strong stock selections in materials and energy helped to offset the negative performance.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the six months ended March 31 as investor sentiment turned bearish amid fears of a U.S. recession, the weakening U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-cap stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the six months; nonetheless, each stock group posted a negative return.

2

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing the highest-quality municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board reduced its target for the federal funds rate aggressively. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Market Barometer
	Total Returns
	Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1  Annualized.

3

A struggling U.S. economy hindered fund’s performance

Vanguard PRIMECAP Core Fund’s advisor, PRIMECAP Management Company, uses a long-term, low-turnover approach to construct the portfolio, investing heavily in companies that are expected to produce strong earnings growth over the next three to five years. This has led to large, longstanding commitments in the information technology, health care, and consumer discretionary sectors. Unfortunately, these sectors have been some of the hardest hit during the recent economic downturn.

The fund’s largest sector—information technology—was the greatest detractor for the period. Google was down –22% as a result of expected weak online advertising sales, while LM Ericsson Telephone lost

–51% of its value due to slow handset sales. Declining sales also hurt software, computer, and semiconductor companies during the six months. Sprint Nextel, a tech-related telecommunications company, was another big detractor for the fund, down –65% for the period.

Health care stocks also weighed on the fund’s returns. Amgen, a biotechnology company, was down –26% as it navigated legal woes. The tough times continued in the pharmaceuticals industry, where companies such as GlaxoSmithKline and Eli Lilly swallowed a bitter pill when the U.S. Food and Drug Administration adopted stricter guidelines for approving drugs. Consumer discretionary companies continued to face slow consumer

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Multi-Cap
	Fund	Core Fund
PRIMECAP Core Fund	0.52%	1.27%

1  Fund expense ratio reflects the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

spending. Specifically, retail holdings Nordstrom and Kohl’s were down –30% and –25%, respectively.

The fund benefited, at least in a relative sense, from its decision to steer clear of most financials stocks, which have been under enormous pressure during the past six months. It also managed to identify one of the few pockets of strength among banks, brokerages, and insurance companies. Berkshire Hathaway—one of the few financial companies that posted positive returns for the period—was a substantial contributor for the fund.

Other bright spots included the fund’s strong holdings in the materials sector. Fertilizer continued to be in high demand, helping Potash Corp. of Saskatchewan gain 47% during the six-month period. Monsanto, a leading provider of agricultural products, was also up 31%. The fund also had positive returns from energy and consumer staples companies, two of the fund’s smaller sectors.

Agitation in the markets calls for long-term focus

The past six months have been tough for the overall market, and the PRIMECAP Core Fund has hardly been immune. However, it’s important to remember that for long-term investors, short-term performance is mostly just “noise.” Instead, we recommend that shareholders focus on investing for the long term and maintaining a well-diversified portfolio.

A balanced portfolio that includes stocks, bonds, and short-term reserves can provide some protection against the market’s volatility, while allowing you to participate in the long-term potential for growth in each asset class. As part of a well-diversified portfolio, Vanguard PRIMECAP Core Fund can help investors meet their long-term financial goals.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president and designated him my successor as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

April 15, 2008

5

Advisor’s Report

During the past six months, Vanguard PRIMECAP Core Fund returned –10.7%. The MSCI US Prime Market 750 Index returned –12.2%. The average return of multi-capitalization core funds was –12.4%.

Investment environment

The signs of slowdown or recession that first appeared in late 2007 became more prominent in the first few months of 2008. The employment situation deteriorated, and retail sales took a turn for the worse, as high energy and commodity prices weighed on overextended household budgets. As of this writing, gasoline and food prices are at all-time highs. Persistent distress in the credit markets and concern about its spillover effects prompted the Federal Reserve Board to ease its monetary policy, both to subdue the turmoil in the financial markets and spur growth in the broader economy.

Even as the economic picture has dimmed, stock market fundamentals have remained healthy. In recent years, the markets have shown some resilience. With price/earnings multiples at modest levels (16.0x for the S&P 500) and corporate balance sheets in strong shape with debt-to-capitalization levels of around 30% for the broad index, corporate America is on solid ground. In addition, foreign exposure for companies in the S&P 500 is now in excess of 40%, which helps provide a cushion for the weak U.S. dollar.

Management of the fund

Our primary objective is to find companies whose long-term fundamentals will evolve better than the current Wall Street consensus or valuation suggests. Our search often begins with companies and industries that are out of favor. When we identify these opportunities, we invest with a long-term perspective, expecting our selections to outperform the market over a three- to five-year time horizon. We rely on regular research—meeting with companies, competitors, suppliers, and customers—to test our conviction in these holdings on a continual basis. In recent years, this process has led us to establish large positions in information technology and health care stocks.

We think that the advances in the treatment of certain diseases such as Alzheimer’s, diabetes, and cancer will create significant opportunities for pharmaceutical and biological health care companies in the future. Furthermore, continued advances in the portability and ubiquity of technology will enable increases in productivity and efficiency on a global basis. During the past six months, however, our technology investments performed poorly in an unsettled market. (Needless to say, short-term ups and downs rarely have any bearing on the long-term investment thesis for our holdings.) Sprint and Ericsson, tech-related telecommunications holdings, delivered poor returns as they struggled to execute their business plans. Our investments in the industrials sector—airlines and freight-delivery companies such as FedEx—also put pressure on returns as soaring energy prices compressed profit margins. If energy prices pull back, the airlines should be in a good position to benefit from operational efficiencies implemented over the past few years.

6

Strong returns from our investments in the materials and energy sectors helped offset some of the weakness in the rest of the portfolio. Potash Corp. of Saskatchewan tested new highs as the global agricultural boom gathered steam. The company is the dominant supplier of potash, a compound used in fertilizer, and controls 75% of the world’s excess capacity. Monsanto, another holding in the materials sector, capitalized on robust demand for genetically engineered seeds and herbicides.

In the energy sector, we earned strong returns from coal miners such as Arch Coal, and from oil and gas exploration and production companies such as EOG Resources and EnCana. These stocks outperformed the broad energy sector as coal and gas prices soared.

Our customarily low weighting in the hard-hit financials sector also worked to the fund’s benefit during the past six months, sparing us some of the broader market’s pain. We also held one of the sector’s brightest lights, Berkshire Hathaway, which produced a double-digit return as insurance stocks tumbled. On balance, the portfolio’s strengths helped keep the fund ahead of its index during a generally disappointing six-month period.

Outlook

We believe that 2008 will be a year in which fundamental investing will be rewarded. During turbulent economic times, the performance of fundamentally well-positioned and well-managed companies can diverge greatly from that of poorly positioned and poorly managed companies.

This past year saw a reversal of a six-year cycle that favored value investing over growth investing. Last year was the first year since 1999 that growth stocks outpaced value stocks, with the Russell 1000 Growth Index gaining 11.8% versus the Russell 1000 Value Index falling 0.2%. This sentiment favors companies that have greater growth prospects for the future and sectors such as information technology and health care, the fund’s two most significant exposures. We remain cautious about the financials sector. The recent tumult has clearly made banks and brokerages cheaper (or at least lower-priced), but a lack of transparency in these companies’ financial statements has kept us on the sidelines.

We thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust, and we look forward to reporting to you six months hence.

Joel P. Fried		Howard B. Schow
Portfolio Manager		Portfolio Manager
Theo A. Kolokotrones
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager

PRIMECAP Management Company		April 14, 2008

7

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	140	731
Median Market Cap	$37.8B	$43.2B
Price/Earnings Ratio	20.0x	16.5x
Price/Book Ratio	2.8x	2.5x
Yield[2]	0.7%	2.1%
Return on Equity	19.5%	20.4%
Earnings Growth Rate	22.0%	20.4%
Foreign Holdings	18.8%	0.0%
Turnover Rate	10%[3]	—
Expense Ratio	0.52%[3]	—
Short-Term Reserves	4.1%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	16.3%	9.2%
Consumer Staples	0.7	9.7
Energy	7.9	13.1
Financials	6.0	16.7
Health Care	22.3	12.0
Industrials	11.3	12.1
Information Technology	25.2	16.0
Materials	9.5	3.9
Telecommunication Services	0.4	3.4
Utilities	0.4	3.9

Volatility Measures[4]
Fund Versus
Comparative Index[1]
R-Squared	0.88
Beta	0.94

8

Ten Largest Holdings[5] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	4.2%
Novartis AG ADR	pharmaceuticals	3.4
Medtronic, Inc.	health care
	equipment	3.0
Potash Corp. of	fertilizers and
Saskatchewan, Inc.	agricultural
	chemicals	2.6
Amgen, Inc.	biotechnology	2.5
Oracle Corp.	systems software	2.2
Southwest Airlines Co.	airlines	2.1
Whirlpool Corp.	household
	appliances	2.1
Schlumberger Ltd.	oil and
	gas equipment
	and services	2.1
Intuit, Inc.	application software	2.0
Top Ten		26.2%

Investment Focus

1  MSCI US Prime Market 750 Index.

2  30-day SEC yield for the fund; annualized dividend yield for the index. See the Glossary on pages 24–25.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 24–25.

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

			Since
	Inception Date	One Year	Inception
PRIMECAP Core Fund[2]	12/9/2004	–1.55%	7.81%

1  Six months ended March 31, 2008.

2  Total returns do not include the 1% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.8%)
Consumer Discretionary (15.5%)
	Whirlpool Corp.	761,200	66,057
	Sony Corp. ADR	1,420,000	56,899
*	Bed Bath & Beyond, Inc.	1,596,791	47,105
	TJX Cos., Inc.	1,335,725	44,172
*	Kohl’s Corp.	838,700	35,972
*^	CarMax, Inc.	1,715,000	33,305
*	DIRECTV Group, Inc.	1,198,925	29,721
*	Amazon.com, Inc.	377,500	26,916
	The Walt Disney Co.	787,900	24,724
	Mattel, Inc.	1,105,200	21,993
	Best Buy Co., Inc.	442,600	18,350
	Nordstrom, Inc.	560,400	18,269
	Target Corp.	276,450	14,010
*	Chico’s FAS, Inc.	1,584,200	11,264
*	Viacom Inc. Class B	263,400	10,436
	Lowe’s Cos., Inc.	317,000	7,272
	Carnival Corp.	160,000	6,477
	Eastman Kodak Co.	300,000	5,301
	News Corp., Class A	180,000	3,375
*	Expedia, Inc.	108,250	2,370
*	IAC/InterActiveCorp	108,250	2,247
	Idearc Inc.	150,000	546
			486,781
Consumer Staples (0.6%)
	Avon Products, Inc.	340,000	13,444
	Costco Wholesale Corp.	100,000	6,497
			19,941
Energy (7.5%)
	Schlumberger Ltd.	742,800	64,624
	EOG Resources, Inc.	426,000	51,120
	Arch Coal, Inc.	1,005,500	43,739
	EnCana Corp.	564,500	42,761
	Murphy Oil Corp.	167,000	13,717
*	National Oilwell Varco Inc.	203,000	11,851
	Peabody Energy Corp.	50,500	2,576
	Chevron Corp.	23,433	2,000

11

*	Exterran Holdings, Inc.	22,500	1,452
	Noble Corp.	27,000	1,341
*	Pride International, Inc.	5,500	192
*	Patriot Coal Corp.	1,750	82
			235,455
Financials (5.7%)
*	Berkshire Hathaway Inc.
	Class B	10,400	46,518
	Marsh &
	McLennan Cos., Inc.	1,757,175	42,787
	Bank of New York
	Mellon Corp.	583,145	24,335
	American International
	Group, Inc.	555,625	24,031
	Discover Financial Services	989,300	16,195
	The Chubb Corp.	210,000	10,391
	Progressive Corp. of Ohio	249,500	4,009
	Fifth Third Bancorp	176,800	3,699
	Capital One Financial Corp.	47,500	2,338
	Washington Mutual, Inc.	128,000	1,318
	Wells Fargo & Co.	25,000	728
	AFLAC Inc.	10,000	649
	Freddie Mac	22,400	567
	JPMorgan Chase & Co.	10,000	429
	Citigroup, Inc.	20,000	428
	MBIA, Inc.	32,425	396
	State Street Corp.	5,000	395
	Fannie Mae	12,200	321
	TCF Financial Corp.	5,000	90
			179,624
Health Care (21.1%)
	Biotechnology (3.4%)
*	Amgen, Inc.	1,844,100	77,046
*	Biogen Idec Inc.	330,000	20,358
*	Genentech, Inc.	104,000	8,443
*	Genzyme Corp.	9,100	678

Health Care Equipment & Supplies (4.7%)
	Medtronic, Inc.	1,978,700	95,710
*	Boston Scientific Corp.	4,118,491	53,005

Life Science Tools & Services (0.5%)
*	Waters Corp.	290,000	16,153

	Pharmaceuticals (12.5%)
	Eli Lilly & Co.	2,544,800	131,286
	Novartis AG ADR	2,102,600	107,716
	Roche Holdings AG	330,000	62,195
	GlaxoSmithKline PLC ADR	1,195,000	50,704
	Sanofi-Aventis ADR	437,000	16,405
*	Sepracor Inc.	680,400	13,281
	Wyeth	264,000	11,025
			664,005
Industrials (10.7%)

12

	Southwest Airlines Co.	5,404,125	67,011
	United Parcel Service, Inc.	687,715	50,217
*	McDermott
	International, Inc.	760,000	41,663
	FedEx Corp.	306,900	28,440
	General Electric Co.	559,000	20,689
	Avery Dennison Corp.	340,000	16,745
	The Boeing Co.	220,000	16,361
	Union Pacific Corp.	120,000	15,046
	Caterpillar, Inc.	178,650	13,987
	3M Co.	170,000	13,456
	Canadian National
	Railway Co.	240,000	11,597
*	AMR Corp.	1,129,300	10,186
	Burlington Northern
	Santa Fe Corp.	100,000	9,222
	Deere & Co.	93,600	7,529
	Fluor Corp.	51,500	7,270
	Canadian Pacific Railway Ltd.	66,830	4,296
	Norfolk Southern Corp.	21,900	1,190
	Chicago Bridge &
	Iron Co. N.V.	19,000	746
	Pitney Bowes, Inc.	12,000	420
	UAL Corp.	18,600	400
	Cummins Inc.	6,000	281
			336,752
Information Technology (23.9%)
	Communications Equipment (4.8%)
	Corning, Inc.	1,830,200	43,998
*	Research In Motion Ltd.	359,800	40,380
	LM Ericsson Telephone
	Co. ADR Class B	1,412,000	27,746
	QUALCOMM Inc.	486,800	19,959
	Motorola, Inc.	1,000,000	9,300
*	Cisco Systems, Inc.	245,600	5,917
*	Nortel Networks Corp.	675,750	4,521

	Computers & Peripherals (1.9%)
*	EMC Corp.	2,656,000	38,087
*	SanDisk Corp.	992,400	22,398
*	Dell Inc.	17,000	339
	Electronic Equipment & Instruments (0.6%)
*	Flextronics International Ltd.	1,410,000	13,240
*	Agilent Technologies, Inc.	170,000	5,071

	Internet Software & Services (2.2%)
*	Google Inc.	76,500	33,696
*	eBay Inc.	744,600	22,219
*	Yahoo! Inc.	435,100	12,587

	IT Services (0.5%)
	Accenture Ltd.	380,500	13,382
*	Visa Inc.	14,600	910

13

	Semiconductors &
	Semiconductor Equipment (7.2%)
	Texas Instruments, Inc.	2,220,700	62,779
	ASML Holding NV
	(New York Shares)	2,365,511	58,688
	Intel Corp.	1,773,700	37,567
	Altera Corp.	1,365,000	25,157
	Applied Materials, Inc.	1,267,700	24,733
	KLA-Tencor Corp.	293,000	10,870
*	Micron Technology, Inc.	350,000	2,090
	Xilinx, Inc.	60,000	1,425
	Intersil Corp.	30,000	770
*	Verigy Ltd.	38,567	727
*	NVIDIA Corp.	15,200	301

	Software (6.7%)
*	Oracle Corp.	3,515,500	68,763
*	Intuit, Inc.	2,327,400	62,863
	Microsoft Corp.	1,659,900	47,108
*	Symantec Corp.	1,918,700	31,889
*^	VMware Inc.	18,100	775
			750,255
Materials (9.0%)
	Potash Corp. of
	Saskatchewan, Inc.	518,100	80,414
	Monsanto Co.	486,350	54,228
	Praxair, Inc.	433,775	36,537
	Rohm & Haas Co.	335,000	18,117
	International Paper Co.	620,000	16,864
	Vulcan Materials Co.	252,000	16,733
	Newmont Mining Corp.
	(Holding Co.)	317,300	14,374
	Alcoa Inc.	377,900	13,627
*	Domtar Corp.	1,766,872	12,068
	Weyerhaeuser Co.	163,467	10,632
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	91,120	8,768
	Dow Chemical Co.	29,000	1,069
			283,431
Telecommunication Services (0.4%)
	Sprint Nextel Corp.	1,402,950	9,386
	AT&T Inc.	20,000	766
	Embarq Corp.	18,000	722
			10,874
Utilities (0.4%)
*	AES Corp.	580,000	9,669
	Sierra Pacific Resources	71,100	898
			10,567
Total Common Stocks
(Cost $2,856,703)			2,977,685
Temporary Cash Investments (4.4%)
1	Vanguard Market
	Liquidity Fund,
	2.800%	127,196,644	127,197

14

1 Vanguard Market
Liquidity Fund,
2.800%—Note F	9,292,600	9,293
Total Temporary Cash Investments
(Cost $136,490)		136,490
Total Investments (99.2%)
(Cost $2,993,193)		3,114,175
Other Assets and Liabilities (0.8%)
Other Assets—Note C		45,368
Liabilities—Note F		(19,502)
		25,866
Net Assets (100%)
Applicable to 257,267,360 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,140,041
Net Asset Value Per Share		$12.21

At March 31, 2008, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	3,004,663	$11.68
Undistributed Net
Investment Income	7,258.03
Accumulated Net
Realized Gains	7,094.03
Unrealized Appreciation
Investment Securities	120,982.47
Foreign Currencies	44	—
Net Assets	3,140,041	$12.21

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

15

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends[1]	27,555
Interest[2]	2,785
Security Lending	168
Total Income	30,508
Expenses
Investment Advisory Fees—Note B	5,108
The Vanguard Group—Note C
Management and Administrative	2,705
Marketing and Distribution	433
Custodian Fees	26
Shareholders’ Reports	12
Trustees’ Fees and Expenses	2
Total Expenses	8,286
Net Investment Income	22,222
Realized Net Gain (Loss)
Investment Securities Sold	22,952
Foreign Currencies	(14)
Realized Net Gain (Loss)	22,938
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(411,456)
Foreign Currencies	36
Change in Unrealized Appreciation (Depreciation)	(411,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	(366,260)

1  Dividends are net of foreign withholding taxes of $755,000.

2  Interest income from an affiliated company of the fund was $2,785,000.

16

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,222	20,350
Realized Net Gain (Loss)	22,938	49,956
Change in Unrealized Appreciation (Depreciation)	(411,420)	340,619
Net Increase (Decrease) in Net Assets Resulting from Operations	(366,260)	410,925
Distributions
Net Investment Income	(26,723)	(18,806)
Realized Capital Gain[1]	(56,118)	(21,974)
Total Distributions	(82,841)	(40,780)
Capital Share Transactions—Note G
Issued	539,149	1,135,559
Issued in Lieu of Cash Distributions	74,752	37,043
Redeemed[2]	(330,098)	(445,147)
Net Increase (Decrease) from Capital Share Transactions	283,803	727,455
Total Increase (Decrease)	(165,298)	1,097,600
Net Assets
Beginning of Period	3,305,339	2,207,739
End of Period[3]	3,140,041	3,305,339

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $15,062,000 and $6,533,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees of $501,000 and $1,350,000.

3  Net Assets—End of Period includes undistributed net investment income of $7,258,000 and $11,773,000.

17

Financial Highlights

	Six Months			Dec. 9,
	Ended	Year Ended		2004[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.03	$12.28	$10.98	$10.00
Investment Operations
Net Investment Income	.090[2]	.095	.090	.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.569)	1.861	1.289	.95
Total from Investment Operations	(1.479)	1.956	1.379	.98
Distributions
Dividends from Net Investment Income	(.110)	(.095)	(.050)	—
Distributions from Realized Capital Gains	(.231)	(.111)	(.029)	—
Total Distributions	(.341)	(.206)	(.079)	—
Net Asset Value, End of Period	$12.21	$14.03	$12.28	$10.98

Total Return[3]	–10.67%	16.10%	12.61%	9.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,140	$3,305	$2,208	$942
Ratio of Total Expenses to Average Net Assets	0.52%*	0.55%	0.60%	0.72%*
Ratio of Net Investment Income to Average Net Assets	1.15%*[2]	0.73%	0.90%	0.58%*
Portfolio Turnover Rate	10%*	10%	5%	6%

1  Inception.

2  Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.24%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

3  Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are

19

credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2008, the investment advisory fee represented an effective annual rate of 0.32% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $270,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2008, the fund realized net foreign currency losses of $14,000, which decreased distributable net investment for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2008, the cost of investment securities for tax purposes was $2,993,193,000. Net unrealized appreciation of investment securities for tax purposes was $120,982,000, consisting of unrealized gains of $473,169,000 on securities that had risen in value since their purchase and $352,187,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2008, the fund purchased $362,321,000 of investment securities and sold $148,154,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at March 31, 2008, was $8,992,000, for which the fund received cash collateral of $9,293,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	Shares	Shares
	(000)	(000)
Issued	41,575	86,606
Issued in Lieu of Cash Distributions	5,799	2,917
Redeemed	(25,720)	(33,765)
Net Increase (Decrease) in Shares Outstanding	21,654	55,758

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$893.30	$2.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.40	2.63

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.52%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2004, and took into account the organizational depth and stability of the firm. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. The firm has managed Vanguard PRIMECAP Core Fund since its inception.

Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential that is overlooked by the market and whose stock is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s performance since inception, noting that it performed competitively versus its benchmark index and the average return of its peer group during that period. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

24

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

25

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment >800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: May 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: : May 13, 2008

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: : May 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.